SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       HOLLYWOOD ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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
                       HOLLYWOOD ENTERTAINMENT CORPORATION
                      25600 Southwest Parkway Center Drive
                            Wilsonville, Oregon 97070

                NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 1998

To the Shareholders of Hollywood Entertainment Corporation:

     The Annual Meeting of the Shareholders of Hollywood Entertainment Corporation, an Oregon corporation, will be held at 9:00 a.m., Pacific Time, on May 27, 1998 at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected; and

     2.   Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on April 16, 1998 will be entitled to vote at the Annual Meeting. Even if you plan to attend in person, you are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose at your earliest convenience. You may attend the meeting in person even if you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                       By Order of the Board of Directors


                                       Donald J. Ekman
                                       Senior Vice President,
                                       General Counsel and Secretary

Wilsonville, Oregon
April 21, 1998

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE VOTE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                       HOLLYWOOD ENTERTAINMENT CORPORATION


                      25600 Southwest Parkway Center Drive
                            Wilsonville, Oregon 97070
                                 (503) 570-1600


                                 PROXY STATEMENT
                         Annual Meeting of Shareholders

                                     -----

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the ABoard@) of Hollywood Entertainment Corporation, an Oregon Corporation (the ACompany@), to be voted at the Annual Meeting of Shareholders to be held at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon on May 27, 1998 at 9:00 a.m. Pacific time, and any adjournment thereof.

     Upon written request to Donald J. Ekman, Senior Vice President and General Counsel, any person whose proxy is solicited by this proxy statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K.

Record Date

     Only shareholders of record at the close of business on April 16, 1998 (the "Record Date") are entitled to notice of, and to vote at, the meeting.

Shares Outstanding  and Voting Rights

     At the close of business on the Record Date, the Company had 36,902,446 shares of Common Stock (ACommon Stock@) outstanding. Each share of Common Stock issued and outstanding is entitled to one vote in each matter properly presented at the Annual Meeting. There are no cumulative voting rights.

Proxy Procedure

     When a proxy card in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR Proposal 1, Nomination and Election of Board of Directors, in the accompanying Notice of Annual Meeting of Shareholders, and these votes will be counted toward determining a quorum. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A shareholder may revoke a proxy by (i) written notice of revocation to the Secretary of the Company at the above address; (ii) a later-dated proxy received by the Company; or (iii) attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

     Shares of Common Stock represented in person or by proxy at the Annual Meeting (including abstentions and broker non-votes) will be tabulated by the inspector of election appointed for the meeting and will be counted in determining whether a quorum is present.

     The approximate date on which this proxy statement and the accompanying proxy card are being mailed to the Company=s shareholders is April 21, 1998. Solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, fax or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for these services. Costs of any solicitation will be borne by the Company.

     PROPOSAL 1: NOMINATION AND ELECTION OF BOARD OF DIRECTORS

Nominees

     The nominees for election as directors are Mark J. Wattles, Donald J. Ekman, James N. Cutler, Jr. and Richard A. Galanti, each of whom is now a director. The directors elected at the 1998 Annual Meeting will serve until the Annual Meeting of Shareholders in 1999 and until their successors are elected and qualified.

     Unless authority to vote for a director or directors is withheld, the accompanying proxy, if properly executed and returned, will be voted for the election of the director nominees named below. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees. If a quorum of shareholders is present at the annual meeting, the four nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. The following table briefly describes the Company's nominees for directors:

              BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES


             Name                   Age                   Position
------------------------------      ---       ----------------------------------
Mark J. Wattles (1)(2)               37       Chairman of the Board and
                                              Chief Executive Officer

Donald J. Ekman                      46       Senior Vice President, General
                                              Counsel, Secretary, and Director

James N. Cutler, Jr. (1)(2)(3)       46       Director

Richard A. Galanti (1)(2)(3)         42       Director

--------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Stock Option Committee.

     Mark J. Wattles founded the Company in June 1988 and has served as Chairman of the Board and Chief Executive Officer since that time and was the President of the Company until September 1997. Mr. Wattles has been an owner and operator in the video rental industry since 1985. He has been a participant and key speaker in several entertainment industry panels and conferences and currently serves as a member of the Video Software Dealers Association (VSDA) Board of Directors.

     Donald J. Ekman became a director of the Company in July 1993, became Vice President and General Counsel in March 1994 and was appointed a Senior Vice President in May 1996. Mr. Ekman was a partner in Ekman & Bowersox from January 1992 until March 1994, and from August 1990 until December 1991 he practiced law with Foster Pepper & Shefelman.

     James N. Cutler, Jr. became a director of the Company in July 1993. Since 1980, Mr. Cutler has been President and Chief Executive Officer of The Cutler Corporation, a holding company for various private businesses, and, since 1997, he has been a director of EIP Microwave, Inc. Mr. Cutler also serves as an officer or a director of a number of other private corporations and is a Trustee of the University of Puget Sound.

     Richard A. Galanti became a director of the Company in April 1996. Mr. Galanti has been a director of Costco Companies, Inc. since January 1995 and Executive Vice President - Finance and Chief Financial Officer of Costco Companies, Inc. since October 1993. From January 1985 to October 1993, Mr. Galanti was Senior Vice President, Chief Financial Officer and Treasurer of Costco Wholesale Corporation, which he joined in

March 1984 as Vice President - Finance. From 1978 to February 1984, Mr. Galanti was an investment banker with Donaldson, Lufkin & Jenrette Securities Corporation. In March 1995 Mr. Galanti settled an action brought by the Securities and Exchange Commission (ASEC@) alleging a five-year-old violation of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder that was unrelated to Mr. Galanti=s positions with Costco Companies, Inc. or Costco Wholesale Corporation. Without admitting or denying the allegations of the SEC=s complaint, Mr. Galanti agreed to pay $64,408 and entered into an order requiring him to comply with the relevant sections of the federal securities laws and rules.

                               BOARD OF DIRECTORS

     Directors are elected at the Annual Meeting of Shareholders; vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. Directors hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

Meetings and Standing Committees of the Board of Directors

     During 1997 the Board of Directors held four meetings and took twelve actions by unanimous consent in lieu of meeting. Each incumbent director attended 100% of the aggregate number of meetings of Board of Directors and the meetings of committees of which he was a member.

     The Board of Directors has established three standing committees: The Audit Committee, the Compensation Committee and the Stock Option Committee.

     The Audit Committee consists of Messrs. Galanti, Cutler and Wattles. The Audit Committee has the power to oversee the retention, performance and compensation of the independent public accountants for the Company, and establishment and oversight of such systems of internal accounting and auditing control as it deems appropriate. The Audit Committee held two meetings during 1997.

     The Compensation Committee consists of Messrs. Galanti, Cutler and Wattles. The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and executive officers. The Compensation Committee held one meeting during 1997.

     The Stock Option Committee consists of Messrs. Galanti and Cutler. The Stock Option Committee was created with authority to grant stock options and other awards under the Company=s Stock Incentive Plans. During 1997 the Stock Option Committee held one meeting and took three actions by unanimous consent in lieu of meeting.

Directors' Compensation

     Directors who are not officers receive no compensation for serving on the Board of Directors other than stock options and reimbursement for reasonable expenses incurred in attending meetings. Under the Company=s 1993 Stock Incentive Plan, each new non-employee director automatically receives an option for 15,000 shares of Common Stock with an exercise price equal to the market price of the Common Stock on the date of election as a director, and a non-employee director who continues in office will receive an additional option for 15,000 shares of Common Stock with an exercise price equal to the market price on the date of each annual meeting of shareholders. Assuming their reelection as directors, Mr. Cutler and Mr. Galanti will each receive an additional option under this plan.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership as of December 31, 1997 of the Company=s Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director and named executive officer of the Company, and (iii) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

        Name                                           Owned          Shares
----------------------                            ----------          ------
Mark J. Wattles (1)   .......................     11,244,600 (2)       30.5%

F. Mark Wolfinger (1)........................         31,500 (2)           *

Donald J. Ekman (1) .........................         85,800 (2)           *

Jeffrey B. Yapp (1)..........................              0               *

Max G. Fratto (1)............................         95,000 (2)           *

James N. Cutler, Jr. (1).....................         48,850 (2)           *

Richard A. Galanti (1).......................          8,000 (2)           *

Investco PLC.................................      2,227,100 (3)        6.1%
1315  Peachtree St. NE.
Atlanta, GA  30309

Legg Mason, Inc..............................      3,347,284 (3)       8.88%
111 South Calvert Street
Baltimore, MD 21202

FMR Corp.....................................      5,513,580 (3)      14.99%
82 Devonshire St.
Boston, MA  02109

                                       5

All directors and executive officers
 as a group (7 persons)......................     11,513,750 (2)       31.2%

--------------

*    Less than 1%.

(1)  Address of beneficial holder is 25600 Southwest Parkway Center Drive,
     Wilsonville, Oregon 97070.

(2) Includes the following shares that may by acquired within 60 days after December 31, 1997 pursuant to the exercise of options: Mr. Wattles, 120,000 shares; Mr. Ekman, 67,000 shares; Mr. Fratto, 80,000 shares; Mr. Wolfinger,
     30,000; Mr. Cutler, 39,000 shares; Mr. Galanti 3,000 shares and all directors and officers as a group, 339,000 shares.

(3)  Based solely on information provided as of December 31, 1997 in a Schedule
     13G filed by the shareholder.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information as to the compensation paid or accrued in the last three years to the Chief Executive Officer and each of the four other most highly compensated executive officers for the year ended December 31, 1997:

                                                                             Securities
                                                   Annual                    Underlying
Name and Principle Position            Year        Salary         Bonus         Options
---------------------------            ----      --------      --------      ----------
Mark J. Wattles                        1995      $200,939
   Chairman of the Board               1996      $200,939                        20,000
    and Chief Executive Officer        1997      $  8,372      $100,000         500,000

Donald J. Ekman                        1995      $163,185                         4,000
   Senior Vice President,              1996      $163,185                         6,000
   General Counsel, Secretary          1997      $195,810
   and Director

Max G. Fratto                          1995      $150,824                         6,000
   Executive Vice President of         1996      $194,322                         8,000
   Store Operations                    1997      $196,479

F. Mark Wolfinger (1)(2)               1997      $414,907                       150,000
   Chief Financial Officer

Jeffrey B. Yapp (1)(2)                 1997      $136,539                       327,500
   President

--------------

                                       6

(1)  Mr. Wolfinger and Mr. Yapp joined the Company in 1997.

(2) Annual salary excludes a loan from the Company received by Mr. Yapp in connection with his relocation in the amount of $500,000. The loan is non-interest bearing pursuant to provisions of Internal Revenue Code
     Regulation Section 1.7872-5T. Annual salary also excludes moving and relocation expenses in the amount of $99,840 for Mr. Wolfinger and $53,924 for Mr. Yapp.

Employment Agreements

     Jeffrey Yapp entered into a three-year employment agreement with the Company in August 1997. His base salary for the first year is $500,000; for the second year is $550,000; and for the third year is $600,000. In addition, Mr. Yapp received a grant of options and a loan toward the purchase of a home in Oregon as described herein.

Stock Option Grants in Last Fiscal Year

     The following table provides information regarding all stock options granted in 1997 to the executive officers named in the Summary Compensation
Table:

                                    Percent of
                        Numbers        Options                                           Potential
                      of Shares     Granted to      Exercise                    Realizable Value at Assumed
                     Underlying      Employees         Price                    Annual Rates of Stock Price
                        Options      in Fiscal           per    Expiration    Appreciation for Option Term (2)
Name                 Granted (1)          Year         Share          Date                5%               10%
----                 -----------    ----------    ----------    ----------    --------------    --------------
Mark J. Wattles          500,000        23.24%        $18.50      01/01/07       $ 5,099,786       $12,561,016

F. Mark Wolfinger        150,000         6.97%        $18.50      01/01/07       $ 1,529,936       $ 3,768,321

Jeffrey B. Yapp          327,500        15.22%        $11.63      09/15/07       $ 2,099,010       $ 5,169,961

Max G. Fratto                ---          ---            ---           ---               ---               ---

Donald J. Ekman              ---          ---            ---           ---               ---               ---

--------------

(1) Mr. Wattles' and Mr. Wolfinger's options vest and become exercisable over a period of five years on each anniversary of the grant date. 300,000 of Mr.
     Yapp's options vest and become exercisable ratably over a period of six years on each anniversary of the grant date and 27,500 of Mr. Yapp's options vest and become exercisable ratably over a period of three years on each anniversary of the grant date.
(2) In accordance with rules of the Securities and Exchange Commission, these amounts are the

                                       7

     hypothetical gains or Aoption spreads@ that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

Stock Option Exercises in 1997 and December 31, 1997 Option Values

     The following table indicates for all executive officers named in the Summary Compensation Table (i) stock options exercised during 1997, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable and unexercisable stock options as of December 31, 1997, and (iii) the value of Ain-the-money@ options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock:

                                                                   Number of
                                                              Shares Subject                       Value of
                                                              to Unexercised                    Unexercised
                         Number of                                   Options                   In-the-Money
                            Shares                        at Fiscal Year End             at Fiscal Year End
                          Acquired       Value                 (Exercisable/                  (Exercisable/
                       on Exercise    Realized                 Unexercisable)             Unexercisable) (1)
                       -----------    --------        -----------------------        -----------------------
Mark J. Wattles               0            0           20,000   (exercisable)        $   0.00   (exercisable)
                                                      500,000 (unexercisable)        $   0.00 (unexercisable)

Donald J. Ekman               0            0           67,000   (exercisable)        $415,530   (exercisable)
                                                       18,000 (unexercisable)        $131,220 (unexercisable)

Max G. Fratto                 0            0           62,000   (exercisable)        $194,160   (exercisable)
                                                       36,000 (unexercisable)        $118,440 (unexercisable)

F. Mark Wolfinger             0            0                0   (exercisable)        $   0.00   (exercisable)
                                                      150,000 (unexercisable)        $   0.00 (unexercisable)

Jeffrey B. Yapp               0            0                0   (exercisable)        $   0.00   (exercisable)
                                                      327,500 (unexercisable)        $   0.00 (unexercisable)
--------------

(1)  Based on the last sale price of $10.625 on December 31, 1997.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mark J. Wattles, Chairman and Chief Executive Officer of the Company, James
N. Cutler, Jr. and Richard A. Galanti were members of the Compensation Committee during 1997. No committee member participates in committee deliberations or recommendations relating to his own compensation.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews the compensation levels of the Company=s executive officers, makes recommendations to the Board of Directors regarding compensation, and during 1997 had authority to grant options and other awards under the Company=s 1993 Stock Incentive Plan.

Compensation Principles

     The Company is committed to providing a competitive compensation program to attract and retain the best people available. The compensation program is intended to:

-- Attract and retain key individuals critical to the long-term success of the Company.
-- Support a performance-oriented environment in which everyone is working together in pursuit of a common goal.
-- Promote ownership in the Company, encouraging long-term growth and profitability and the enhancement of shareholder value.

Compensation Elements

     The Company=s executive compensation program consists of three elements: base salary, annual bonuses, and stock options.

     Base Salary. Although not based on any formal survey data, the Company sets base salaries for executive officers near what it perceives to be the middle range of compensation levels for comparable positions in comparable companies. Subjective judgements regarding the impact the individual has on the Company, the skills and experience required by the job and the performance of the individual are key factors in determining base salary levels.

     Bonuses. Annual cash bonuses have been paid in the past and may be paid in the future to reward executive officers for Company and individual performance during the year.

     Stock Options. Stock Options are the principal performance-based element of the Company=s executive compensation program. The Company believes stock options provide significant compensation based on Company performance as reflected in the stock price, create a valuable retention device through standard five-year vesting schedules, and help align the interests of officers and shareholders. Option grants have generally been based on levels believed to provide appropriate incentives for each position in the Company.

     Deductibility of Compensation. Section 162 (m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus generally paid by the Company do not exceed this limit. Under IRS regulations, the $1,000,000 cap on deductibility does not apply to compensation received through the exercise of a nonqualified stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option price and, unless limited by Section 162 (m), is generally deductible by the Company. It is the Company=s policy generally to grant options that meet the requirements of the IRS regulations.

     Chief Executive Officer Compensation. Mr. Wattles informed the Board that he did not wish to receive any additional cash compensation for 1997. Mr. Wattles suggested to the Board of Directors that it consider instead making a charitable contribution of amounts it might otherwise have paid to him to one or more charitable organizations that focus on the needs of children and families. The Board determined to make a charitable contribution of $500,000 to such charitable organizations. The Stock Option Committee, made up of the outside directors, granted Mr. Wattles options to purchase 500,000 shares of common stock that vest at 20% per year over five years from the date of grant. The option exercise price is $18.50 per share, the fair market value on the date of grant. Based on informal market information and judgments, the Company believes that Mr. Wattles' compensation package is in the range of compensation for comparable positions in comparable companies. The outside directors are currently reviewing Mr. Wattles' 1998 compensation package.

                                       COMPENSATION COMMITTEE DURING 1997
                                             Mark J. Wattles, Chair
                                             James N. Cutler, Jr.
                                             Richard A. Galanti

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return of the Company=s Common Stock with the cumulative total return of the Standard and Poor=s 500 Stock Index (AS&P 500"), and the Standard and Poor=s Retail Stores Composite Index (AS&P Retail@) for the period commencing on July 16, 1993 (the date of the Company=s initial public offering) and ended on December 31, 1997. The graph assumes that $100 was invested in the Company=s Common Stock (at the initial public offering price) and each index on July 16, 1993 and that all dividends were reinvested.

[Graphic line chart representing the following values:

                           7/16/93     12/31/93     12/31/94    12/31/95     12/31/96     12/31/97
                           -------     --------     --------    --------     --------     --------
Hollywood Entertainment      100          257          648         359          793          455
  Corporation
S&P 500                      100          106          107         148          182          242
S&P Retail                   100          104           95         106          125          181]

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Price Waterhouse, the Company's independent public accountants, are expected to attend the Annual Meeting and be available to respond to appropriate questions. The representatives are not expected to make any statement but will be afforded an opportunity to make a statement if they desire to do so.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, except as previously reported, all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except that James N. Cutler Jr. filed Statement of Changes in Beneficial Ownership of Securities late with respect to one transaction.

                                  OTHER MATTERS

     The Board knows of no other matters to be brought before the Annual Meeting. If any other business properly comes before the meeting, however, the persons named in the accompanying proxy will vote or refrain from voting thereon in accordance with their judgement pursuant to the discretionary authority given them in the proxy.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals submitted for inclusion in the 1999 proxy materials and consideration at the 1998 Annual Meeting of Shareholders must be received by the Corporation by December 22, 1998. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                       Donald J. Ekman
                                       Senior Vice President,
                                       General Counsel and Secretary
Wilsonville, Oregon
April 21, 1998

                       HOLLYWOOD ENTERTAINMENT CORPORATION
              25600 SW Parkway Center Drive, Wilsonville, OR 97070
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Hollywood Entertainment Corporation, an Oregon corporation (the "Company"), hereby appoints Mark J. Wattles and Donald J. Ekman, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for this undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 27, 1998, at 9:00 a.m., Pacific time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, OR 97201-5105, and at any adjournment(s) or postponement(s) thereof.

     The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed on the proposal (1) below.

1.   Election of Mark J. Wattles,      [ ] VOTE FOR all nominees      [ ] VOTE WITHHELD from
     James N. Cutler, Jr.,             listed above, except vote      all nominees.
     Donald J. Ekman, and              withheld from the following
     Richard A. Galanti as             nominee(s) (if any).
     directors of the Company.

                              --------------------

2. Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponements thereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1) ABOVE AND "FOR" PROPOSAL (2) ABOVE.

                               (See reverse side)

                           (Continued from other side)

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 1998 Annual Report on Form 10-K.

                                       Dated: ____________________________, 1998

                                       _________________________________________
                                                       Signature

                                       _________________________________________
                                              (Signature if held Jointly)

                                       IMPORTANT: Please sign, exactly as your
                                       name appears herein and mail in promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign for partnership name by authorized persons.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN
                            IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.